UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 17, 2018

PIONEER NATURAL RESOURCES COMPANY
(Exact name of registrant as specified in its charter)

Delaware	1-13245	75-2702753
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5205 N. O'Connor Blvd., Suite 200, Irving, Texas		75039
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (972) 444-9001

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company        ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.        ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders

The annual meeting of stockholders of Pioneer Natural Resources Company (the “Company”) was held on May 17, 2018 in Midland, Texas. At the meeting, three proposals were submitted for a vote of stockholders, as described in the Company’s Proxy Statement dated April 5, 2018 (the “Proxy Statement”). The following is a brief description of each proposal and the results of the stockholders’ votes.

Election of Directors. Prior to the meeting, the Board designated each of the persons named below as nominees for election as directors. Each nominee was, at the time of such nomination and at the time of the meeting, a director of the Company. At the meeting, each nominee was elected as a director of the Company, with the results of the stockholder voting being as follows:

Nominee	For	Against	Abstain	Broker Non-Votes
Edison C. Buchanan	131,313,954	3,961,736	98,768	11,455,272
Andrew F. Cates	133,689,810	1,579,210	105,438	11,455,272
Timothy L. Dove	134,998,777	278,621	97,060	11,455,272
Phillip A. Gobe	134,085,081	1,190,652	98,725	11,455,272
Larry R. Grillot	134,997,878	278,209	98,371	11,455,272
Stacy P. Methvin	134,893,749	376,463	104,246	11,455,272
Royce W. Mitchell	134,999,877	277,121	97,460	11,455,272
Frank A. Risch	131,992,958	3,281,927	99,573	11,455,272
Scott D. Sheffield	133,626,842	1,646,533	101,083	11,455,272
Mona K. Sutphen	134,879,890	386,956	107,612	11,455,272
J. Kenneth Thompson	130,926,469	4,345,061	102,928	11,455,272
Phoebe A. Wood	131,572,848	3,694,632	106,978	11,455,272
Michael D. Wortley	133,790,962	1,472,803	110,693	11,455,272

Ratification of selection of independent auditors. The engagement of Ernst & Young LLP as the Company’s independent auditors for 2018 was submitted to the stockholders for ratification. Such engagement was ratified, with the results of the stockholder voting being as follows:

For	144,610,230
Against	1,307,158
Abstain	912,342
Broker non-votes	-

Advisory vote on executive compensation. The Company submitted to the stockholders for approval, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the Proxy Statement. The proposal was approved, with the results of the stockholder voting being as follows:

For	129,365,968
Against	5,822,049
Abstain	186,441
Broker non-votes	11,455,272

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIONEER NATURAL RESOURCES COMPANY

By:	/s/ Margaret M. Montemayor
Name:	Margaret M. Montemayor
Title:	Vice President and Chief Accounting Officer

Date:	May 22, 2018